UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2012

COMMAND SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-33525 (Commission File Number)	14-1626307 (I.R.S. Employer Identification No.)

	1133 Route 55, Suite D Lagrangeville, New York (Address of principal executive offices)	12540 (Zip Code)

(845) 454-3703 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Command Security Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 20, 2012. At the Annual Meeting, Messrs. James P. Heffernan and Thomas P. Kikis were re-elected to serve as Class II directors of the Company until the Annual Meeting in 2014. Additionally, the appointment of D’Arcangelo & Co., LLP as the Company’s independent auditor for the year ending March 31, 2013 was ratified by the shareholders. The shareholders also approved the amendment and restatement of the Company’s 2009 Omnibus Equity Incentive Plan.  The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1: Election of Directors

NAME	FOR	WITHHELD	BROKER NON-VOTES
James P. Heffernan	5,051,091	21,638	3,824,276
Thomas P. Kikis	5,050,791	21,938	3,824,276

Proposal No. 2: Ratification of Appointment of Independent Auditors

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,888,065	6,686	2,254	N/A

Proposal No. 3: Approval of the Amendment and Restatement of the 2009 Omnibus Equity Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,537,006	502,873	32,850	3,824,276

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND SECURITY CORPORATION

Dated: September 25, 2012	By:	/s/ Barry Regenstein
	Name:	Barry Regenstein
	Title:	President and Chief Financial Officer